Exhibit 10.1

CONTRACT FOR LAUNCH SERVICES

No. IS-11-032

Between

Iridium Satellite LLC

and

International Space Company Kosmotras

The attached Contract and information contained therein is confidential and proprietary to Iridium Satellite LLC and its Affiliates and shall not be published or disclosed to any third party except as permitted by the terms and conditions of this Contract.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

i

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONTRACT FOR LAUNCH SERVICES

This CONTRACT FOR LAUNCH SERVICES (hereinafter “this Contract”) is made and entered into as of the 14th day of June, 2011 (“EDC”) by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, Virginia 22102 (“Customer”) and International Space Company Kosmotras, a Russian company, having its office at 7, Sergey Makeev St., bld. 2, Moscow 123100, Russian Federation (“Contractor”).

ARTICLE 1

DEFINITIONS

1.1	Capitalized terms used and not otherwise defined herein shall have the following meanings:

Additional Launch(es) shall have the meaning set forth in Section 2.2 (Additional Launches).

Affiliate means, with respect to an entity, any other entity, directly or indirectly, Controlling or Controlled by or under common Control with such first named entity.

Associate Contractor(s) means the contractor(s) designated by the Customer from time to time associated with the development, delivery, operation and maintenance of the Satellites to be launched by Contractor pursuant to the terms of this Contract or, in the case of Contractor, the contractor(s) designated by Contractor from time to time associated with the Launch Services.

Associate Contractor(s) Actual Costs means the relevant Associate Contractor’s direct and actual costs as determined in accordance with its standard accounting principles, including any indirect costs, but excluding any profit, margin, mark-up, or other fees.

Background Contractor Intellectual Property means Intellectual Property, and all Intellectual Property Rights therein, owned or Controlled by Contractor prior to the EDC or developed by Contractor outside the scope of this Contract after the EDC, together with any derivatives, improvements or modifications made by Contractor, Customer or any Related Third Parties to the foregoing as limited by the following distinction. Background Contractor Intellectual Property specifically excludes the following, which are outside the scope of this Contract: composite material properties, analytical and modeling techniques and, except as expressly set forth or described in the Dispenser drawing package, manufacturing techniques, assembly and bonding techniques, Third Party data that Contractor is contractually or legally precluded from disclosing, or manufacturing process instructions.

Background Customer Intellectual Property mean Intellectual Property, and all Intellectual Property Rights therein, owned or Controlled by Customer and provided to Contractor pursuant to this Contract (before or after the EDC), and any derivatives, improvements or modifications made by Customer, Contractor or any other Related Third Parties to the foregoing.

Bank Holiday means any Day on which United States national banks located in Washington, D.C. or Russian Federation banks located in Moscow are authorized to be closed.

Business Day means any Day other than Saturday, Sunday, or a Bank Holiday.

Constructive Total Loss for purposes of Customer’s policy of Launch and In-Orbit Insurance only, shall have the meaning assigned to such term in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of a Launch to be performed under this Contract.

Contract Price shall have the meaning set forth in Section 3.2 (Contract Price).

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Control and its derivatives mean, with respect to an entity: (i) the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights; or (ii) the power to direct, directly or indirectly, the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

Contractor’s Actual Costs means Contractor’s direct and actual costs as determined in accordance with its standard accounting principles, including any indirect costs, but excluding any profit, margin, mark-up, or other fees.

Customer’s Actual Costs means Customer’s direct and actual costs as determined in accordance with U.S. Generally Accepted Accounting Principles including any indirect costs, but excluding any profit, margin, mark-up, or other fees.

Day means a calendar day unless otherwise indicated.

Disclosing Party shall have the meaning set forth in Section 19.2 (Definition of Proprietary Information).

Dispenser(s) shall mean the hardware to be incorporated with the Launch Vehicle (including all embedded firmware and software and related Intellectual Property) to interface with, separate and deploy the Satellites into their designated orbit(s), as specified in the SOW.

Dispenser Foreground Intellectual Property shall have the meaning set forth in Section 20.3.3.

Documentation means any and all documentation to be supplied by Contractor to Customer pursuant to this Contract, including as required by the SOW.

Effective Date of Contract or EDC means the date first set forth above evidencing the date of signature of this Contract by an authorized representative of Contractor and Customer.

Exploit means, with regard to a Party’s use of Intellectual Property, to reproduce, prepare derivative works of, modify, distribute, perform publicly, display, make, have made, use, manufacture, import, offer to sell and sell products, materials and services that embody any Intellectual Property Rights in such Intellectual Property and otherwise fully use, practice and exploit such Intellectual Property, and Intellectual Property Rights therein, or to have any Third Party exploit such Intellectual Property, and Intellectual Property Rights therein, on such Party’s behalf or for such Party’s benefit.

Firm Launch(es) means the Optional Launch(es) converted by Customer in accordance with Section 2.1 (Optional Launches).

Foreground Intellectual Property means all Intellectual Property, and all Intellectual Property Rights therein, created by Contractor, or jointly by Customer and Contractor, in the course of Contractor’s performance of this Contract, that are not Background Customer Intellectual Property or Background Contractor Intellectual Property.

Foreign Person shall be as defined in the U.S. International Traffic in Arms Regulations, 22 C.F.R § 120.16.

Force Majeure means any event beyond a Party’s reasonable control and not due to the negligence of such Party, including acts of God, acts of government (in a sovereign and not contractual capacity however excluding any ordinary course licensing, permitting and similar ministerial activities), acts or threat of terrorism, riot, revolution, hijacking, earthquakes, flood, fire, strike (other than a strike involving

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the employees of Contractor or Customer), embargo, sabotage, or interruption of essential services or supplies.

Gross Negligence means (i) the failure to perform a duty in reckless disregard of the consequences thereof, including injury, death or property damage of others; or (ii) other actions (or failures to act) of an aggravated nature that closely approach intentional or willful wrongdoing.

Intellectual Property means all designs, works of authorship, techniques, analyses, methods, concepts, formulae, layouts, software (including Software), inventions (whether or not patented or patentable), discoveries, improvements, processes, ideas, technical data and documentation (including Documentation), technical information, engineering, manufacturing and other drawings, specifications, performances, and semiconductor topographies, regardless of whether any of the foregoing has been reduced to writing or practice.

Intellectual Property Claim has the meaning set forth in Section 14.4.1 (Indemnification).

Intellectual Property Right(s) means all common law and statutory proprietary rights with respect to Intellectual Property, including patents, patent applications, copyrights, industrial designs, database rights, design rights (whether registered or not), trade secrets, mask work rights, data rights, moral rights, and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime, regardless of whether such rights exist as of EDC or arise or are acquired at any time in the future.

Intentional Ignition means, with respect to the Launch Vehicle, the time during the launch countdown sequence when the command signal is initiated causing activation of the black powder gas propulsion unit of the launch container.

Launch means Intentional Ignition of the Launch Vehicle followed by either: (i) the sequence of events occurring to the Launch Vehicle from Intentional Ignition to the Separation of Satellites from the Launch Vehicle; and/or (ii) total loss or destruction of the Launch Vehicle or any or all of the Satellites.

Launch Activities means the activities carried out by either Party or the Related Third Parties of either Party which include all Launch Services, any Launch Vehicle and pre-launch activities beginning with the arrival of Satellites at the Launch Site and ending with departure of all property and personnel of Customer and its Related Third Parties from the Launch Site and Post Launch Services.

Launch and In-Orbit Insurance means insurance procured by Customer covering the risks of Launch and/or the risks of in-orbit failures with respect to Partial Loss, Constructive Total Loss and Total Loss of a Satellite.

Launch Date means the Day within the Launch Slot established for a Launch pursuant to this Contract.

Launch Failure means a Total Launch Failure or a Partial Launch Failure.

Launch Manifest means the Contractor’s listing of contracted and scheduled launch services for commercial, civil and military customers, as reported from time-to-time to Customer in accordance with Section 5.4 (Contractor Provision of Manifest-Related Information).

Launch Mission means the parameters and analyses required to perform the Launch Services for the Satellites, as contemplated by this Contract.

Launch Program Manager shall have the meaning set forth in Section 8.2 (Launch Program Managers).

Launch Opportunity means the availability of a time period in which the Launch Site is available and Contractor is able to perform the Launch(es) of the Satellites, based upon these criteria: (i) adequate time

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

period during which Contractor can make the necessary preparations for the Launch; (ii) the requirements and interests of the Customer; (iii) Contractor’s existing customer commitments; and (iv) the Launch Site’s existing commitments outside of the Contractor’s scope, including civil and military launches and scheduled maintenance.

Launch Service(s) means the services to be provided under Article 2 (Services To Be Provided).

Launch Service Price shall have the meaning set forth in Section 3.1.1(A) (Launch Service Price).

Launch Site means either the Yasny launch base located in the Orenburg Region, Russian Federation or the Baikonur Cosmodrome, located in the Republic of Kazakhstan, as determined in accordance with Section 2.4 (Primary and Alternate Launch Site), including the associated installations, equipment and services used or provided by Contractor in connection with the Launch Services as provided for in the SOW.

Launch Slot means a [***] Day period of time during which a Launch Service will occur.

Launch Success shall mean, with respect to each Launch Service, compliance with the specifications and requirements of the SOW for the following: [***].

Launch Vehicle means the Dnepr expendable launch vehicle and the Dispenser (unless otherwise indicated in this Contract), utilized by Contractor to perform the Launch of two (2) Satellites.

Launch Window means a time period established by the Customer within the Launch Date during which the Launch may take place.

Material Change shall have the meaning set forth in Section 11.2 (Notification of Material Change).

Milestone means the performance by the Contractor of a portion of the Launch Services upon completion of which in accordance with the Milestone completion criteria set forth in this Contract, including the SOW, a payment is to be made in accordance with Exhibit C (Milestone Payment Schedule).

Milestone Payment shall have the meaning set forth in Section 4.1.1 (Milestone Payments).

NEXT shall have the meaning set forth in Section 1.1 of the Statement of Work.

Non-Recurring Price shall mean the portion of the Contract Price identified as such in Table C.1 of Exhibit C (Milestone Payment Schedule).

Non-Recurring Launch Service Milestone shall mean the Milestone Payments associated with any portion of the Non-Recurring Price for a Launch Service.

Optional Launch means the Launch Services ordered by Customer from Contractor as of EDC which may be converted by Customer into a Firm Launch in accordance with the terms herein.

Partial Launch Failure means that the conditions for a Launch Success have not been met by any particular Satellite, but not for all Satellites, launched by the same Launch Vehicle.

Partial Loss for purposes of Customer’s policy of Launch and In-Orbit Insurance only (and not for any other purpose hereunder), shall have the meaning assigned to such term in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of a Launch to be performed under this Contract.

Party or Parties means Contractor or Customer or both depending on the context.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Post-Launch Services means all services as defined in the SOW that are to be provided by Contractor to Customer after Launch.

Proprietary Information shall have the meaning set forth in Section 19.2 (Definition of Proprietary Information).

Receiving Party shall have the meaning set forth in Section 19.2 (Definition of Proprietary Information).

Related Third Party(ies) means any of the following parties, but in each case only if such party is involved in Launch Activities:

•	Employees, directors, officers or agents of Contractor and Customer, including their affiliates, parents or partner entities;

•	Customers of Contractor and the employees of those customers;

•	Associate Contractors and subcontractors at any tier of Contractor or Customer and the employees of those Associate Contractors and subcontractors; and

•	Any party, including lenders or a lending syndicate agent, with a financial interest in Contractor, Customer, the Launch Vehicle, or the Satellites.

Release means intentional activation of the pyrotechnic separation system to release a Satellite from its holding position on the Dispenser.

Reliability Factor means the reliability factor calculated for the Dnepr launch vehicle in accordance with [***], based on launch statistics derived from [***] launches of RS-20 intercontinental ballistic missiles, including [***] launches of the Dnepr-variant launch vehicle.

Satellite means any Satellite supplied by Customer for Launch by Contractor pursuant to this Contract.

Separation means the physical separation of a Satellite from the Launch Vehicle following Release.

Software means computer software programs and software systems, whether in source code or object code form (including firmware, files, databases, interfaces, documentation and other materials related thereto, and any Third Party Software sublicensed by Contractor hereunder), as such Software is revised, upgraded, updated, corrected, modified, and enhanced from time to time.

Statement of Work or “SOW” means Exhibit A and any other attached document or additional document which has been referenced or incorporated into the SOW (including by Contract amendment) and which reflects the scope of work to be performed by the Contractor under this Contract, and which specifies each Party’s programmatic and technical performance requirements and obligations, under this Contract.

Termination Fee shall have the meaning set forth in Section 17.1 (Termination by Customer for Convenience).

Third Party means any individual or legal entity other than the Parties or Related Third Parties.

Total Launch Failure means that the conditions for a Launch Success are not met for any Satellites launched by the same Launch Vehicle.

Total Loss shall mean the loss, destruction or failure of a Satellite that is mated with the Launch Vehicle, provided, however, that for purposes of Customer’s policy of Launch and In-Orbit Insurance only, the meaning assigned to the term “Total Loss” in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of a Launch, shall take precedence over this definition. Customer shall promptly

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

provide a copy of such definition to Contractor after the issuance of such policy of Launch and In-Orbit Insurance, if any.

Willful Misconduct means conduct that is committed with an intentional or reckless disregard for the safety of others or with an intentional disregard of an apparent or obvious duty necessary to the safety of another’s health or property, including a failure, after knowledge of an impending danger, to exercise ordinary care to prevent it or a failure to discover the danger due to recklessness or carelessness when it could have been discovered by the exercise of ordinary care.

1.2	Interpretation. In this Contract, unless the contrary intention appears:

•	the singular includes the plural and vice versa and words importing a gender include other genders;

•	other grammatical forms of defined words or expressions have corresponding meanings;

•	a reference to Article means an article of this Contract;

•	a reference to Section means a section of an Article of this Contract;

•

a reference to Exhibit means the exhibit(s) identified in Section 1.3 (Order of Precedence) and attached hereto and incorporated herein, as may be amended from time to time in accordance with the terms hereof;

•	any terms capitalized but not defined herein shall have the definition ascribed thereto in the SOW;

•

each Party shall perform its obligations under the Contract at all times in good faith and consistent with the implied covenant of good faith and fair dealing as interpreted by the laws of the State of New York;

•	a reference to a document or agreement, including the Contract and any Exhibits hereto, includes a reference to that document or agreement as amended, assigned, altered or replaced from time to time;

•

a reference to a Party includes its executors, administrators, successors and permitted assigns and persons to whom it assigns and novates the Contract in accordance with Section 23.4 (Assignment General);

•	words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies;

•	the word “including” and words of similar import when used in this Contract shall mean “including without limitation,” unless otherwise specified; and

•	titles and headings to Articles, paragraphs and tables in this Contract are provided for convenience of reference only and shall not affect the meaning or interpretation of this Contract.

1.3	Contract, Exhibits and Order of Precedence. This Contract includes the exhibits listed below, which are attached hereto and made a part hereof. In the event of any conflict among the various portions of this Contract, including the exhibits listed below, the following order of precedence shall prevail:

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.	Articles 1 through 23

2.	Exhibit A: Statement of Work

3.	Exhibit B: Launch Schedule

4.	Exhibit C: Milestone Payment Schedule

5.	Exhibit D: Additional Launch Price

ARTICLE 2

SERVICES TO BE PROVIDED

2.1	Optional Launches. Subject to the terms of Article 5, Contractor shall provide to Customer: (i) Launch Services for up to six (6) dedicated Launches, each carrying two (2) Satellites, if converted to Firm Launch(es) by Customer, in accordance with the Statement of Work.

2.2	Additional Launches. Customer may procure up to six (6) additional Launch(es) (“Additional Launches”), that may be exercised at any time through [***] subject to the availability of Launch Vehicles, that at the time of such exercise are assigned a Launch Slot ending no later than [***] (subject to available Launch Opportunities). The Launch Service Price, Milestones and Milestone Payments for such Additional Launch(es) under this Section 2.2 shall be the same as set forth in Exhibit D.

2.3	Launch Mission and Satellite Dispenser Design, Development and Qualification. Contractor shall: (i) design, develop and qualify the NEXT Launch Mission and the Dispenser, which shall be considered an integral part of the Launch Vehicle and Launch Service and which shall be capable of performing all interface, Release, Separation and deployment functions in accordance with the SOW; (ii) deliver models, data, software, hardware, and test/support equipment to Customer’s Associate Contractor as required by the SOW; (iii) manufacture, test and qualify the Dispenser; and (iv) provide management, Launch Mission integration and analyses and Satellite qualification support in accordance with the SOW.

2.4	Primary and Alternate Launch Site. The primary Launch Site for all Launch Services shall be the Yasny launch base located in the Orenburg Region, Russian Federation (“Yasny”). The Baikonur Cosmodrome, located in the Republic of Kazakhstan (“Baikonur”), is designated as the alternate Launch Site in the event Yasny is not available for a particular Launch Service as provided for in this Section 2.4.

2.4.1

Change of Launch Site Not Attributable to Contractor. No later than [***] months (or such shorter period that Customer may reasonably agree to in writing) prior to any scheduled Launch, Contractor shall notify Customer in writing if Yasny is not available for such Launch Services due to Launch Site unavailability for reasons not primarily attributable to Contractor (and notwithstanding Contractor’s reasonable efforts to maintain or preserve Customer’s scheduled Launch Date or Launch Slot) and include in such notification: (i) the reasons for Launch Site unavailability; (ii) the duration of such Launch Site unavailability; and (iii) the next available Launch Opportunity at Yasny (to the best knowledge of Contractor at that time) and at Baikonur. Within [***] Days of receipt of Contractor’s notice, Customer shall notify Contractor of its election for the Launch Services to be performed at Yasny, subject to available Launch Opportunities, or during the next available Launch Opportunity at Baikonur. If Customer elects to proceed with the Launch Services at the next available Launch Opportunity at Yasny or Baikonur, then the Adjustment Fee associated with any Launch schedule adjustments as provided for in Article 6 shall not apply to either Contractor or Customer. Notwithstanding the foregoing,

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in the event of a Launch Site unavailability within [***] months prior to any scheduled Launch Date for any Launch Services under this Contract that results in or is reasonably likely to result in a delay to or displacement of a Customer Launch Slot, Contractor and Customer will abide by the provisions of this Section 2.4.1 in connection with the selection of a Launch Site for the affected Launch Service.

2.4.2	Change of Launch Site Attributable to Contractor. No later than [***] months (or such shorter period that Customer may reasonably agree to in writing) prior to any scheduled Launch, Contractor shall notify Customer in writing if Yasny is not available for such Launch Services due to Launch Site unavailability for reasons primarily attributable to Contractor and include in such notification: (i) the reasons for Launch Site unavailability; (ii) the duration of such Launch Site unavailability; and (iii) the next available Launch Opportunity at Yasny (to the best knowledge of Contractor at that time) and at Baikonur. Within [***] Days of receipt of Contractor’s notice, Customer shall notify Contractor of its election for the Launch Services to be performed at Yasny, subject to available Launch Opportunities, or during the next available Launch Opportunity at Baikonur. If Customer elects to proceed with the Launch Services at the next available Launch Opportunity at Yasny, then the Adjustment Fee associated with any Launch schedule adjustments as provided for in Section 6.2 shall apply to Contractor. Notwithstanding the foregoing, in the event of a Launch Site unavailability within [***] months prior to any scheduled Launch Date for any Launch Services under this Contract that results in or is reasonably likely to result in a delay to or displacement of a Customer Launch Slot, Contractor and Customer will abide by the provisions of this Section 2.4.2 in connection with the selection of a Launch Site for the affected Launch Service.

ARTICLE 3

CONTRACT PRICE

3.1	Launch Service Price.

3.1.1	Firm Launch Price.

(A)	The firm fixed price for each Firm Launch is set forth in Table C.2 (Launch Service Milestone Payments) in Exhibit C (Milestone Payment Schedule) (“Launch Service Price”). The Launch Price shall include all of the Launch Services specified in the SOW.

(B)	If Customer converts less than [***] Optional Launches to Firm Launches, the Launch Service Price for each Firm Launch set forth in Table C.2 (Launch Service Milestone Payments) in Exhibit C (Milestone Payment Schedule) shall be [***] United States Dollars (US$[***]), plus an additional non-recurring sum of [***] United States Dollars (US$[***]), in the aggregate, to be applied evenly across the number of Optional Launches actually converted into Firm Launches by Customer.

3.1.2	Launch Mission and Satellite Dispenser Design, Development and Qualification Price. The firm fixed price for design, development and qualification of the Launch Mission and Dispenser is set forth in Table C.1 (Non-Recurring Launch Service Milestones) in Exhibit C (Milestone Payment Schedule) (“Launch Mission and Satellite Dispenser Design, Development and Qualification Price”).

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2	Contract Price. The aggregate price for all the Firm Launches and related services to be provided by Contractor under this Contract, including the Non-Recurring Price, is set forth in Exhibit C (Milestone Payment Schedule) (“Contract Price”). The Contract Price shall include all of the services specified in the SOW.

3.3	Taxes. The prices referred to Sections 3.1 and 3.2 include, and the Contractor shall remit when due, all taxes, duties and other levies imposed by any authority in the Russian Federation, Ukraine or Kazakhstan Government and any political subdivision thereof, regardless of whether required by law to be paid by the Contractor in full as part of its performance of this Contract (“Taxes”). Contractor shall also be responsible for all Taxes associated with transportation and handling in Russia, Ukraine and Kazakhstan that may be imposed on the Customer with respect to the Satellites or any Customer-furnished items including but not limited to its support equipment after customs clearance. In addition, the Contractor shall assure that each of its subcontractors doing business in the United States shall be responsible for and shall remit when due, all taxes, duties and other levies imposed by the United States Government and any political subdivisions thereof. Should any of these Taxes (including taxes to be borne by subcontractors) become an obligation of Customer for any reason associated with this Contract, Contractor shall indemnify and hold harmless Customer from such obligation and shall reimburse Customer within thirty (30) days of Customer’s invoice for payment of such amounts. The Parties agree and acknowledge that Customer shall be responsible for any Taxes imposed by the United States Government and any political subdivisions thereof associated with the Satellites and any Satellite-related ground equipment. Should any of the Taxes referred to in the immediately prior sentence become an obligation of Contractor for any reason associated with this Contract, Customer shall indemnify and hold harmless Contractor from such obligation and shall reimburse Contractor within thirty (30) days of Contractor’s invoice for payment of such amounts. Customer may, in accordance with Article 22 (Option for Transportation and Customs Clearance Services), direct Contractor to provide transportation and customs clearance services for the Satellites, related Ground Support Equipment (GSE) and Satellite propellant to be imported into the Russian Federation or the Republic of Kazakhstan.

3.4	Suspension or Revocation of Intergovernmental Agreement. If the Intergovernmental Agreement between the United States and the Russian Federation exempting Customer’s liability with respect to any Taxes associated with the temporary importation of the Satellites to the Russian Federation (the “Treaty”) is suspended or revoked, and Contractor is otherwise unable, on a best efforts basis, to promptly obtain for Customer an equivalent waiver or exemption for the application of such Taxes, then the Parties shall investigate and consult with each other as to potential means to address the Tax liability. If a mutually agreeable solution is not determined within [***] Days or such longer period that is agreed to in writing by the Parties, then Customer shall have the right to terminate any of the Launch Services in accordance with Section 17.1 (without application of Section 17.5).

ARTICLE 4

PAYMENT

4.1	Timing of Payments. Payments under this Contract shall be made in U.S. Dollars as follows:

4.1.1	Milestone Payments. Upon the successful completion, and acceptance by Customer, of a Non-Recurring Launch Service Milestone or a Firm Launch Milestone in accordance with the Milestone completion criteria set forth in the SOW (each a “Milestone Payment”) and identified in Exhibit C (Milestone Payment Schedule), Customer shall pay the applicable invoice issued by Contractor in accordance with Section 4.4 below.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.1.2	Payment Dates. If a payment due date falls on a day other than a Business Day, then payment shall be due on the following day that is a Business Day.

4.2	Down Payment Adjustment. The Firm Launch Milestone Payments amounts identified as Milestone Payment #1 and Milestone Payment #2 in Table C.2 of Exhibit C (Launch Service Milestone Payments) will be applied evenly across the number of Optional Launches that Customer actually converts to Firm Launches, and the remaining Firm Launch Milestone Payment amounts identified in Table C.2 of Exhibit C (Launch Service Milestone Payments) will be adjusted accordingly to reflect the distribution of the Milestone Payment #1 and Milestone Payment #2 payments across the Firm Launches.

4.3	Price Adjustments for Launch Failures. Notwithstanding the other provisions of Article 4, in the event that any Launch Service performed pursuant to the terms of this Contract results in a Launch Failure, the [***].

4.4	Wire Transfer Instructions. All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

Intermediary Bank:	[***]
Intermediary Bank Address:	[***]
Intermediary SWIFT Code:	[***]
Beneficiary’s Bank:	[***]
Beneficiary’s Bank Address:	[***]
SWIFT Code:	[***]
Account Number:	[***]
Beneficiary:	International Space Company Kosmotras

or such other account or accounts as Contractor may specify in writing to Customer.

To the extent any payments are made to Customer hereunder, all such payments shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

Bank Name:	[***]
Account Number:	[***]
ABA Number:	[***]
SWIFT Code:	[***]
Beneficiary:	Iridium Satellite LLC

or such other account or accounts as Customer may specify in writing to Contractor.

4.5	Invoices.

4.5.1	For each Milestone Payment, Contractor shall submit to Customer an invoice for payment after completion and Customer acceptance of the applicable Milestone on or after the corresponding Milestone Payment due date listed in Exhibit C.

4.5.2	All invoices delivered under this Contract shall: (i) be complete and reasonably detailed in order to provide the recipient with sufficient information to ascertain the nature and scope of the charges included therein; (ii) indicate, as applicable, the Milestone Payment to which they correspond; and (iii) include Contractor’s certification and Customer’s counter-signature indicating Customer approval that the applicable Milestone completion criteria have been met in accordance with the requirements of the SOW.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.5.3	For the avoidance of doubt, no invoice for a Milestone Payment may be submitted by Contractor until all of the requirements of the applicable Milestone have been met and, in any case, not prior to the applicable Milestone Payment due date.

4.5.4	Payment shall be made by Customer to Contractor for any Milestone Payment within thirty (30) Days of submission of an invoice accepted by the Customer in accordance with the requirements of this Section 4.5. Payments shall be deemed made when credit for the payable amount is established in Contractor’s designated bank account.

4.5.5	To the extent that any activities or work related to the completion of a Milestone are subsequently rendered incomplete as a result of corrective work or activity required to be completed by Contractor (for example, a stand-down of the Launch Vehicle due to a design flaw or manufacturing process anomaly), Contractor shall within [***] Days of such determination [***]. If requested by Customer in its reasonable discretion in connection with the calculation of credit under this Section 4.5.5, Contractor shall within [***] Business Days of such request submit to Customer a good faith estimate of the costs required to complete any Milestone (or portion thereof) that has been rendered incomplete.

4.6	Disputed Payments. If a Milestone has not been completed in accordance with the requirements of this Contract and the SOW, Customer shall so notify Contractor in writing within [***] Days of receipt of the applicable invoice, and within [***] Days thereafter provide in reasonable detail the Contract requirements associated with the applicable Milestone that have not been met. In the event Contractor disputes Customer’s contention that the applicable Milestone has not been completed in accordance with the requirements of this Contract and the SOW, the Parties shall attempt to resolve such dispute in accordance with the procedures provided for in Section 18.1, during which Contractor and Customer shall each continue to perform all of their undisputed obligations under this Contract in a timely manner. If the Parties are unable to resolve such dispute in accordance with the procedures set forth in Section 18.1, then either Party may immediately begin legal proceedings in accordance with Section 18.4.

4.7	Accelerated Payments. In the event that a Launch Service is accelerated by Customer in accordance with the terms of Article 6 (Launch Schedule Adjustments), the remaining Milestone Payment due dates shall be accelerated on a day-for-day basis for such Launch Service. If, as a result of such acceleration and the early completion of an applicable Launch Service Milestone by Contractor, a Milestone Payment that should already have been made due in accordance with Section 4.1.1, such Milestone Payment shall be immediately invoiced by Contractor and paid by Customer within [***] Days of receipt of the corresponding invoice by Customer. Notwithstanding the foregoing, no accelerated payment shall be provided for a Milestone that is completed earlier than the corresponding Milestone Payment due date specified in Exhibit C unless the due date has been accelerated (as described above) or Customer has provided a written notification to Contractor indicating approval of an earlier completion date for such Milestone.

4.8

Audit Rights and Procedures. The Parties shall keep complete, true and accurate books of account and records pursuant to their applicable standard accounting system for the purpose of showing the derivation of all Actual Costs provided for in Articles 6.2.2 and 13.2, where any payments to be made by a Party are based on Actual Costs. Each Party will keep such books and records at its principal place of business for at least [***] and make them available at all reasonable times for audit by a reputable and industry recognized independent certified accounting firm reasonably acceptable to both Parties. Either Party (as applicable, the “Requesting Party”) may direct an audit of any Actual Costs claimed by the other Party pursuant to Article 6.2.2 and 13.2 of this Contract. Any such audits will be at the expense of the Requesting Party, as applicable, unless the audit shows that the other Party has overcharged amounts due hereunder during the audited period by more than [***]. [***]. Either Contractor or

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Customer, as applicable, will promptly pay the other Party the full amount of any overpayment, from the date such payment was to have been made. The independent auditor will be directed to report reasons for its findings, and the independent auditor’s findings will be binding upon Customer and Contractor.

ARTICLE 5

LAUNCH SCHEDULE

5.1	Launch Slots and Dates. As of EDC, the Parties have scheduled the Launch Slots and Launch Dates for the six (6) Optional Launches in accordance with Exhibit B (Launch Schedule).

5.2	Confirmation of Launch Services.

5.2.1

No later than [***], Customer shall provide Contractor a written notice: (i) confirming to Contractor that the first (1st) Launch Service is to be performed in accordance with the Launch Schedule set forth in Exhibit B; or alternatively, (ii) requesting a Launch Date for the first (1st) Launch Service, subject to the provisions of Article 6.

5.2.2	No later than [***], Customer shall provide Contractor a written notice: (i) confirming to Contractor that the remaining five (5) Optional Launches will be converted to Firm Launches to be performed in accordance with the Launch Schedule set forth in Exhibit B; or (ii) defining the number of Optional Launches to be converted to Firm Launches and the corresponding Launch Dates subject to the provisions of Article 6.

5.3	Launch Manifest Policy. Contractor shall comply with the following launch manifest policy with respect to any Customer Launch Service:

5.3.1	Contractor shall commit to providing the Launch Slots in accordance with Exhibit B (Launch Schedule), including making available Launch Opportunities and the Launch Site to support such Launch frequency.

5.3.2	Customer’s Launch Services will not be displaced from the Launch Slot or Launch Date by any other customer of Contractor once such Launch Slot or Launch Date is established.

5.3.3	In the event of an adjustment of a Launch Slot or Launch Date by either Customer or Contractor, Contractor will schedule Customer’s Firm Launches in the first available Launch Opportunity that is closest in time to the original Launch Slot or Launch Date, and if such Launch Slot or Launch Date is not acceptable to Customer, Contractor shall then provide the next subsequent Launch Opportunity that is closest in time to the original Launch Slot or Launch Date, and this process shall be repeated until a new Launch Slot or Launch Date is accepted by Customer.

5.4

Contractor Provision of Manifest-Related Information. Contractor, in accordance with the requirements of the SOW, shall regularly provide Customer with a schedule of current contracted launches and Launch Opportunities extending through [***] months following the end of the last Firm Launch (“Launch Manifest”). Such Launch Manifest will not be required to reflect the names of Contractor’s customers or any other Proprietary Information of Contractor not applicable to Customer. The Launch Manifest, shall be considered Proprietary Information pursuant to Article 19 (Confidentiality) herein and will be used by Customer only for the purpose of managing Customer’s rights and obligations under this Contract. If Contractor becomes aware of any event, development or circumstance that could impact the scheduling of a Customer Launch Slot or Launch Date, Contractor shall immediately notify Customer in writing of such potential event,

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

development or circumstance and Contractor’s plan to resolve or mitigate the impact thereof on the scheduling of Customer’s applicable Launch Slot or Launch Date.

ARTICLE 6

LAUNCH SCHEDULE ADJUSTMENTS

6.1	Customer Launch Schedule Adjustments.

6.1.1	Customer No-Cost Adjustments. Customer shall have the right to adjust any scheduled Launch Slot or Launch Date, at no increase to the Contract Price as follows:

(A)	Advance the scheduled Launch Slot for any Firm Launch subject to the mutual agreement of the Parties.

(B)	After [***] and up to [***] months prior to the Launch Date for a Launch Service, postpone the commencement of the Launch Slot or Launch Date for such Launch Service to any date within calendar year [***] or up to and including the [***] of [***]. Any Customer request for a Launch Service with a Launch Slot or Launch Date in the [***] of [***] shall be subject to the mutual agreement of the Parties.

(C)	Within [***] months prior to the Launch Date for a Launch Service, postpone the Launch Date for up [***] Days (cumulative or in the aggregate).

(D)	Postpone the Launch Date within the applicable Launch Slot. If a Launch Date within a Launch Slot beginning in [***] and extending into [***] is moved within such Launch Slot from a date in [***] to a date in [***], the applicable Launch Price shall remain unchanged and will not be increased as set forth in Section 6.1.2(A)(i) provided that the Launch Vehicle remains operationally certified by Contractor (or its Associate Contractor).

6.1.2	Customer Cost-Based Adjustments. Customer shall have the right to adjust any scheduled Launch Date that does not meet the criteria provided for in Section 6.1.1, subject to adjustment to the Launch Service Price as set forth below:

(A)	Postpone the applicable Launch Date:

(i)	to a new Launch Date in [***], with the Launch Service Price for each such adjusted Launch Service increased to [***] United States Dollars (US$[***]) (“[***] Launch Service Price”); or

(ii)	to a new Launch Date in [***] or beyond, with the [***] Launch Services Price increased by [***] per calendar year for each such adjusted Launch Service; or

(iii)	Within [***] months prior to the Launch Date for a Launch Service, postpone the Launch Date, within the applicable Launch Slot by, more than [***] Days (cumulative or in the aggregate), subject to: (i) discussion and negotiation by the Parties; and (ii) indemnification of Contractor’s Actual Costs directly associated with the launch campaign operations at the Launch Site not to exceed [***] United States Dollars (US$[***]).

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.1.3	Conditions Associated With Customer Launch Schedule Adjustments.

(A)	The scheduling of a new Launch Date pursuant to a Customer request under Sections 6.1.1 or 6.1.2 shall be subject to available Launch Opportunities.

(B)	Any delay in the scheduling of a new Launch Date in excess of the delay requested by Customer shall not be deemed either a Customer or Contractor delay for purposes of Article 6.

(C)	If Customer provides Contractor at least [***] months advance notice of postponement of a Launch Slot or Launch Date, then Customer’s remaining Milestone Payments for the affected Launch Services will be postponed on a Day-for-Day basis.

6.2	(D) If Customer provides Contractor less than [***] months advance notice of postponement of a Launch Slot or Launch Date, then Customer’s remaining Milestone Payments (with the exception of payments associated with the Launch and Post Flight Report Complete Milestones identified in Exhibit (C)) for the affected Launch Services will be due and payable in accordance with the existing Milestone Payment schedule prior to giving effect to Customer’s requested postponement.

(E)	For the avoidance of doubt, provided that a Third Party customer of Contractor is not displaced from their launch slot, if Customer has delivered the Satellite(s) for any Launch Service to the Launch Site and the Parties are in imminent preparations for Launch, Contractor shall diligently proceed with the Launch Services irrespective of whether the Launch Date extends beyond the scheduled Launch Slot for that particular Launch Service.

(F)	If a new Launch Date is outside of the original Launch Slot as a result of a Launch schedule adjustment pursuant to this Section 6.1, the newly established Launch Date shall represent the first Day of the new corresponding Launch Slot.

6.3	Contractor Launch Schedule Adjustments.

6.3.1	Contractor No-Cost Adjustments. Contractor shall have the right to adjust the Launch Date for any Launch Service, without application of an adjustment fee (the “Adjustment Fee”), for a cumulative period of up to [***] Days.

6.3.2	Contractor Cost-Based Adjustments. Contractor shall have the right to postpone any scheduled Launch Date for a cumulative period of more than [***] Days, subject to: (i) available Launch Opportunities: (ii) the manifest policy set forth in Section 5.4; and (iii) application of an Adjustment Fee and pursuant to the conditions set forth below:

(A)	Subject to Customer not exercising its termination for default right provided for under Section 17.2, from [***] Days and up to [***] Days in the aggregate for an Adjustment Fee that equal to Customer’s Actual Costs incurred as a direct result of the postponement of the Launch Date by Related Third Parties engaged by Customer.

(B)	Subject to Customer not exercising its termination for default right provided for under Section 17.2, more than [***] Days in the aggregate for an Adjustment Fee of [***] United States Dollars (US$[***]) per day.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(C)	Within [***] months prior to the Launch Date for a Launch Service, postpone the Launch Date, within the applicable Launch Slot by, more than [***] Days (cumulative or in the aggregate), subject to: (i) discussion and negotiation by the Parties; and (ii) indemnification of Customer’s Actual Costs directly associated with the launch campaign operations at the Launch Site not to exceed [***] United States Dollars (US$[***]).

6.3.3	Conditions Associated With Contractor Launch Schedule Adjustments.

(A)	The scheduling of a new Launch Date pursuant to a Contractor request under Sections 6.2.1 and 6.2.2 shall be subject to the availability of Satellites and Customer mission critical resources.

(B)	For any Launch Services postponed by Contractor pursuant to Section 6.2, the remaining Milestones for such Launch Service will be delayed on a Day-for-Day basis and Customer shall pay such Milestones in accordance with the revised Milestone Payment schedule (taking into account the Day-for-Day adjustments) for such Launch Service.

(C)	Any delay in the scheduling of a new Launch Date in excess of the delay requested by Contractor shall not be deemed either a Contractor or Customer delay for purposes of Article 6.

(D)	If a new Launch Date outside of the original Launch Slot is established as a result of a Launch schedule adjustment pursuant to this Section 6.2, the newly-established Launch Date shall represent the first Day of the new corresponding Launch Slot.

(E)	The aggregate sum of any Adjustment Fees due by Contractor to Customer resulting from adjustments to any particular Launch Service pursuant to Section 6.2.2 shall not exceed: (i) [***] United States Dollars (US$[***]) for postponement(s) pursuant to Section 6.2.2(A); and (ii) [***] United States Dollars (US$[***]) for postponement(s) pursuant to 6.2.2(B). With respect to any Additional Launches, the aggregate sum of Adjustment Fees owed by Contractor to Customer shall be [***] United States Dollars (US$[***]) for each Additional Launch Service.

(F)	Any Adjustment Fees incurred by Contractor pursuant to Section 6.2 shall be paid to Customer within [***] Days after the month in which such Adjustment Fees are incurred.

(G)	If Contractor postpones any Launch Service to [***] for reasons not attributable to Customer, the Launch Service Price for such postponed Launch Service shall remain unchanged.

6.4

Notice of Requests and Determination of Launch Opportunities. All Customer and Contractor requests for adjustment of the Launch Slot or Launch Date shall be made by giving written notice to the other Party in accordance with Section 8.3 (Notices). The Parties will cooperate in good faith to adjust the Launch Slot or Launch Date, as applicable. In the event that the Parties cannot mutually agree as to the relevant adjustment of the Launch Slot or Launch Date within [***] Days (or such shorter time period as may be necessary in light of the proximity to the Launch), the Parties shall determine a new Launch Slot or Launch Date, as applicable, on the basis of: (i) available Launch Opportunities as reported by Contractor to Customer at the time pursuant to Section 5.4 (Contractor Provision of Manifest-Related Information); and (ii) the requirements and

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

interests of Customer. The then-current Launch Schedule shall remain in effect until a new Launch Slot or Launch Date is selected in accordance with this Section 6.3.

6.5	Obligation to Give Prompt Notice. Contractor and Customer acknowledge and agree that it is in the best interests of both Parties to promote certainty in launch schedule decisions and minimize disruption to other customers of Contractor. Therefore, the Parties agree to give prompt notice of any need for a schedule change under this Article 6 or any actual or potential delay that might impact the launch schedule, with such notification to occur pursuant to Section 6.3.

6.6	Characterization of Adjustment Fees. Customer and Contractor agree that the Adjustment Fees provided for in this Article 6 do not constitute a penalty or estimate of future damages, but represent reasonable fees associated with the adjustment of the affected Launch Service and Contractor or Customer’s associated obligations under this Contract at various points in time.

ARTICLE 7

REPRESENTATIONS, WARRANTIES & COVENANTS

The Contractor makes the representations, warranties and covenants contained in this Article 7.

7.1	Contractor’s Performance. Contractor’s performance of its obligations under this Contract shall at all times be conducted in a skillful and workmanlike manner in accordance with the standards, practices, methods, and procedures ordinarily expected from a skilled and experienced launch services provider and shall conform in all material respects to the requirements of the SOW.

7.2	Litigation. As of EDC of this Contract, there are no facts, actions, suits, litigation, arbitration or administrative proceedings pending or, to Contractor’s best knowledge, threatened, against the Contractor which would materially adversely affect the Contractor, its financial condition, results of operations and cash flows or otherwise prevent the Contractor from performing under this Contract.

ARTICLE 8

COORDINATION AND COMMUNICATION BETWEEN

CUSTOMER AND CONTRACTOR

8.1	Contractor Cooperation. Contractor shall cooperate in good faith with and support the Customer in the following areas:

•	Coordination of the Launch Services and associated planning activities with Customer’s Satellite manufacturing contractor;

•	Preparation and presentation of technical briefings associated with Customer’s procurement of Launch and In-Orbit Insurance, including any claims pursued by Customer thereunder;

•	Registration of the Satellites in accordance with the United Nations Convention on Registration of Objects Launched into Outer Space; and

•	Debt or equity financing activities associated with the cost of the Launch Services.

8.2

Launch Program Managers. Each Party shall designate a launch program manager (“Launch Program Manager”) no later than one (1) month after EDC. The task of each of the Launch Program Managers shall be to supervise and coordinate the respective Satellite integration and

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

mission analysis activities between the Parties. Neither Launch Program Manager is authorized to direct work contrary to the requirements of this Contract or to make modifications to this Contract. Contractor may replace its Launch Program Manager provided the Customer has received notification of such action and consents to the Contractor’s replacement Launch Program Manager in writing. Customer may request a change in the Contractor personnel assigned as the Contractor Launch Program Manager.

8.3	Notices. All notices that are required or permitted to be given under this Contract shall be in writing and shall be delivered in person or sent by facsimile, certified mail (return receipt requested) or air courier service to the representative and address set forth below, or to such other representative or address specified in a notice to the other Party. Ordinary course communications under this Contract may be given via electronic mail (message delivery or receipt confirmation requested). Notices shall be effective upon delivery in person or upon confirmation of receipt in the case of facsimile, certified mail or air courier.

Notices to Contractor:	Notices to Customer:

[***]

ISC Kosmotras

7 Sergey Makeev St., Bld 2

Moscow 123100

Russian Federation

Telephone: [***]

Fax: [***]

E-mail: [***]

With a copy to:

[***]

ISC Kosmotras

7 Sergey Makeev St., Bld 2

Moscow 123100

Russian Federation

Telephone: [***]

Fax: [***]

E-mail: [***]

[***]

Iridium Satellite LLC

2030 East ASU Circle

Tempe, AZ 85284

Telephone: [***]

Fax: [***]

Email: [***]

With a copy to:

[***]

Iridium Satellite LLC

2030 East ASU Circle

Tempe, AZ 85284

Telephone: [***]

Fax: [***]

Email: [***]

and

[***]

Iridium Satellite LLC

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

Telephone: [***]

Fax: [***]

Email: [***]

Either Party may from time to time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.4	Communications in English. All documentation, notices, reports and correspondence under this Contract shall be submitted and maintained in the English language.

ARTICLE 9

ADDITIONAL CONTRACTOR AND CUSTOMER OBLIGATIONS

PRIOR TO LAUNCH

9.1	Obligation to Provide Information. Contractor shall provide to Customer and Customer shall provide to Contractor the data, hardware and services identified in the SOW according to the schedules provided therein. The data, hardware and services will be received in a condition suitable for their intended use as defined by the requirements of the SOW.

9.2	Notification of Non-Compliance. Customer shall promptly, and in any event within [***] Business Days, notify the Contractor in accordance with Section 8.3 (Notices) in the event that any data, hardware or services provided pursuant to the terms of this Contract are not consistent with the requirements contained in the SOW, or are not suitable for their intended purpose. The notification shall contain a statement of the discrepancy. Contractor shall promptly remedy the non-compliance or discrepancy identified by Customer pursuant to this Section 9.2 with no increase to the Contract Price.

9.3	Errors. Each Party [***].

9.4	Late Data and Hardware Deliveries. Each Party [***].

ARTICLE 10

CUSTOMER ACCESS

10.1	Factory and Launch Site Access. Customer, its Related Third Parties and designated Affiliates shall have access to: (i) Contractor’s mission hardware final assembly factory to witness Contractor’s mission hardware final acceptance activities; (ii) the Launch Site; and (iii) the launch complex and Satellite encapsulation area to witness major Customer-related mission tests and to attend regular coordination meetings. Contractor shall provide Customer, and with prior Customer approval, Customer’s Related Third Parties and designated Affiliates, with access at the Launch Site, launch complex and Satellite encapsulation area in accordance with the security plan agreed to by the Parties. In each case, the access rights of Customer, its Related Third Parties and designated Affiliates shall be subject to applicable export control, regulatory, confidentiality, security and/or safety limitations of the Russian Federation, Ukraine and the Republic of Kazakhstan and, at the same time, consistent with requirements of Section 12.8 of this Contract (in particular, Customer’s requirements to comply with the United States Department of State International Traffic in Arms Regulations (“ITAR”)).

10.2	Access to Information. Subject to applicable export, regulatory, confidentiality and security limitations of the Russian Federation, Ukraine, and the Republic of Kazakhstan, Customer, its Related Third Parties and designated Affiliates shall have access to: (i) for ordinary course activities under the Contract; (ii) information required to be provided or made available under the SOW; (iii) in connection with the Dispenser, all designs, parts, processes, test plans and results, procedures and all other data related to failures or defects and related documentation; and (iv) if there is failure or non-conformance specifically related to a Launch Service, information related to any failure or non-conformance, including failure determination, remediation and resolution and associated documentation.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 11

LAUNCH VEHICLE TECHNICAL COMPLIANCE

11.1	Compliant Launch Vehicle. The following criteria shall apply to the Launch Vehicle used by Contractor to perform the Launch Services:

(A)	[***]

(B)	[***]

(C)	[***]

(D)	[***]

11.2	Notification of Material Change. Contractor shall notify Customer of any proposed material change to: (i) mission-specific designs, parts, processes, failures, defects and documentation; (ii) any configuration of the Launch Vehicle (irrespective of whether it includes a Dispenser or not), Dispenser and/or the demonstrated flight environments; and (iii) ground or Launch Site elements (each a “Material Change”), within [***] Days of the decision to implement the change or as soon as practicable, but in no instance after the change itself has been implemented. Customer must approve any Material Change(s) in writing, such approval not to be unreasonably withheld or delayed. Should Customer so request, Contractor shall provide Customer a briefing during which Contractor shall describe the Material Change, provide the basis for the Material Change, outline the testing/qualification plan for the Material Change, and describe the impact to Customer’s Launch Vehicle due to the Material Change. For the avoidance of doubt, any approval by the Customer of a Material Change shall not waive Contractor’s obligations to otherwise perform the Launch Services in accordance with the requirements of this Contract and the SOW.

11.3	Failure Review Board. If any configuration of the Launch Vehicle (with or without the Dispenser) experiences a launch failure or underperformance (including a Total Launch Failure), then Contractor shall only be allowed to perform the Launch Service under this Contract after the most probable cause of the launch failure or underperformance has been identified and corrective actions have been implemented to the satisfaction of the applicable failure review board (the “Failure Review Board”) convened by a relevant State Party of the Russian Federation with participation of the Ukraine. The Failure Review Board shall consist of those technical disciplines necessary to assess the failure, its cause and necessary correction action, if any, required for future launches. Contractor shall present to Customer the results, acceptable to Customer and the insurers, of the final investigation by the Failure Review Board including documentary evidence which sets forth the probable cause of failure, corrective action and any impact on Customer’s Launch. Customer may determine, at its sole discretion and based on the documentary evidence, when Contractor may perform the Launch Service under this Contract following any launch failure or underperformance. Any Launch delay(s) that may result from the resolution of any Failure Review Board finding shall not be deemed to be a delay by Customer.

ARTICLE 12

GOVERNMENTAL APPROVALS, LICENSES, CLEARANCES, PERMITS AND COMPLIANCE

WITH REQUIREMENTS

12.1	Launch Vehicle Registration. Contractor shall be responsible for registering the Launch Vehicle with the appropriate launching state or states as required by the 1975 Convention on Registration of Objects Launched into Outer Space.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.2	Satellite Registration. Customer shall be responsible for registering the Satellites with the appropriate launching states or states as required by the 1975 Convention on Registration of Objects Launched into Outer Space.

12.3	Parties Respective Obligations. Each Party is responsible for obtaining all governmental approvals, including any licenses, clearances, permits or governmental authorizations from any governmental authority that has jurisdiction or authority to require such licenses, clearances, permits or authorizations necessary to carry out such Party’s respective obligations in accordance with this Contract.

12.4	Mutual Assistance. The Parties shall cooperate and provide each other upon reasonable request and without cost to the other Party all reasonable and necessary assistance in obtaining and maintaining any and all governmental licenses, permits, approvals, and authorizations that they may respectively be required to obtain to fulfill their obligations under this Contract.

12.5	Launch Vehicle and Launch Site Approvals. Contractor, at its sole expense, shall obtain and maintain all governmental licenses, permits, approvals, and authorizations, including approvals for drop zone(s), necessary for its performance under this Contract. Contractor shall provide to Customer reasonable notice (in writing) of the requirements specific to access to and operations at the Launch Site.

12.6	Satellite Approvals. Customer, at its sole expense, shall make reasonable efforts to obtain U.S. Government export licenses, permits, technical assistance agreements, and approvals for the Satellites, ancillary equipment, and exchanges of technical data and information necessary for performance of the Launch Services; provided, however, that without limitation, Customer shall have the right to terminate any affected Launch Services or this Contract in accordance with Section 17.1 (Termination by Customer for Convenience), if, for any reason: (a) Customer, despite using all reasonable efforts, is unable within six (6) months of execution of this Contract to obtain all such export licenses, permits, technical assistance agreements, and approvals for the Launch Services; or (b) once granted, any such export licenses, permits, technical assistance agreements, or approvals are canceled, revoked, withdrawn, or suspended at any time for the Launch Service(s).

12.7	Safeguarding U.S.-Licensed Satellites. Contractor and Company shall abide by and require its Related Third Parties, as applicable to abide by all United States and Russian Federation security rules and regulations pertaining to the safeguarding of U.S.-licensed satellites in connection with the performance of this Contract.

12.8	Government Trade Compliance Regulations.

12.8.1	Each Party shall be responsible for compliance with applicable United States, Russian Federation or Republic of Kazakhstan regulations relating to the transfer of technical data of the other Party or to Third Parties. Contractor and Customer agree that all export, import/re-export of goods, defense services and technical data made pursuant to this Contract shall be in strict compliance with all laws, rules and regulations of the United States, including the ITAR and the Export Administration Regulations (“EAR”) of the United States Department of Commerce. Additionally, it is understood that Contractor and Customer are subject to the applicable laws and regulations of the Russian Federation and/or and the Republic of Kazakhstan, as applicable.

12.8.2

Contractor shall at no time seek any technology associated with the Satellites or any ancillary equipment. Contractor shall strictly comply with all United States export laws, regulations, and license conditions imposed on Customer in connection with this Contract or the Launch Service and the provisions of any agreement on satellite and/or launch

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

vehicle technology safeguards among the Governments of the United States and Russian Federation, as they may be amended from time to time. Contractor shall provide U.S. government personnel with such access to Contractor facilities and the Launch Site as is necessary for compliance with United States export laws, regulations, and license conditions. Upon arrival of the Satellites at the port of entry in the Russian Federation or the Republic of Kazakhstan, Contractor shall use its best efforts to provide, or to procure through other competent organizations, reasonable security measures, including without limitation the following:

(A)	Contractor will assist Customer in obtaining exemption for the Satellites and ancillary equipment, to the maximum extent possible, from examination by customs authorities when any Satellites and ancillary equipment enter the territory of the Russian Federation or the Republic of Kazakhstan, as applicable, provided Customer or its Associate Contractor provides written assurances or other documentation that the Satellites and ancillary equipment comply with all relevant requirements of the customs authorities.

(B)	Customer will be permitted to dispatch personnel to oversee and protect the Satellites after their entry into the Russian Federation or the Republic of Kazakhstan, as applicable, during their transport to the Launch Site, and while they are present at the Launch Site. If requested by Customer, Contractor will assign personnel to assist in such supervision and protection.

(C)	The testing and processing of the Satellites at the Launch Site will be conducted entirely by Customer’s and/or its Associate Contractor’s technical personnel at suitable facilities provided by the Contractor. If requested, Contractor will assist with such testing and processing.

(D)	In the event any Satellites or ancillary equipment are transported out of the Russian Federation or the Republic of Kazakhstan, as applicable, Contractor shall assist with any governmental approvals required for export and assign personnel to assist in overseeing and protecting such Satellites and ancillary equipment.

(E)	Contractor will provide assistance to Customer, its Related Third Parties and Associate Contractors with the administrative arrangements necessary in connection with the transportation of the Satellites and related equipment or supplies from their entry into the Russian Federation or the Republic of Kazakhstan, as applicable, to the Launch Site, the secure storage of the Satellites and/or related support equipment (if required) and their possible return, and the entry, exit and stay of Customer, its Related Third Party and Associate Contractor personnel in the Russian Federation or the Republic of Kazakhstan, as applicable, during the performance of this Contract. Such assistance to Customer, its Related Third Parties and Associate Contractors shall include assisting in obtaining on behalf of Customer, its Related Third Parties and Associate Contractors, as applicable, necessary consents and authorizations from the relevant governmental authorities for the entry and temporary stay in the Russian Federation or the Republic of Kazakhstan, as the case may be, of such personnel, Satellites and related equipment or supplies.

12.9

Each Party shall defend, hold harmless, and indemnify the other Party from any and all damages, liabilities, penalties, fines, claims, settlements, suits, remedial actions and costs and expenses incidental thereto (including court costs and costs of defense, settlement, and reasonable attorneys’ fees), imposed or sought to be imposed upon the other Party as a result of the first

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Party’s failure or neglect to comply effectively in accordance with Sections 12.1 through 12.8 above.

ARTICLE 13

CHANGES

13.1	Changes Generally. Customer may, at any time during the performance of this Contract, direct a change within the general scope of this Contract (“Change Order”).

13.2	Change Order Process. Prior to initiating a Change Order, Customer may issue a request to Contractor for a proposal. Within [***] Days of Customer’s request (or such longer period requested by Contractor and reasonably granted by Customer), Contractor shall provide Customer a written proposal for implementation of the requested Change Order, including as relevant any adjustment to the Launch Price, Launch Slot or Launch Date for the relevant Launch Service, the Milestones, the SOW or other affected terms and conditions of the Contract. Contractor’s proposal shall be on a firm fixed price basis and include a detailed basis of estimate (e.g., labor, category, hours, material, subcontracts, etc.). Customer shall evaluate Contractor’s proposal, and as appropriate, negotiate the terms thereof with Contractor.

13.3	Contract Amendment. If Contractor’s proposal submitted pursuant to Section 13.2 (as may be modified based on negotiations between the Parties) is approved by Customer in writing, Contractor shall immediately proceed with the Change Order and the Parties shall execute any necessary amendment to this Contract in accordance with Section 23.1 (Amendment) within [***] Days after approval of the Change Order by Customer.

ARTICLE 14

INDEMNITY, EXCLUSION OF WARRANTY, WAIVER OF LIABILITY

AND ALLOCATION OF CERTAIN RISKS

14.1	NO REPRESENTATIONS OR WARRANTIES. EXCEPT AS SET FORTH IN ARTICLE 7 (REPRESENTATIONS AND WARRANTIES), CONTRACTOR HAS NOT MADE NOR DOES IT MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR OF FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO THE SUCCESS OF ANY LAUNCH OR OTHER PERFORMANCE OF ANY LAUNCH SERVICE HEREUNDER.

14.2	Waiver of Liability.

14.2.1

Contractor and Customer hereby agree to a reciprocal waiver of liability pursuant to which each Party agrees not to bring a claim or sue the other Party, the United States Government, the Government of the Russian Federation, and its contractors and subcontractors at every tier or Related Third Parties of the other Party for any property loss or damage it sustains including, but not limited to, in the case of Customer, loss of or damage to the Satellites, or any other property loss or damage, personal injury or bodily injury, including death, sustained by any of its directors, officers, agents and employees, arising in any manner in connection with the performance of or activities carried out pursuant to this Contract, or other activities in or around the Launch Site or Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellites.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Such waiver of liability applies to all damages of any sort or nature, including but not limited to any direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss such as costs of effecting cover, lost profits, lost revenues, or costs of recovering a payload or the Satellites, from damages to the Satellites before, during or after Launch or from the failure of the Satellites to reach their planned orbit or operate properly.

14.2.2	Claims of liability are waived and released regardless of whether loss, damage or injury arises from the acts or omissions, negligent or otherwise, of either Party or its Related Third Parties. This waiver of liability shall extend to all theories of recovery, including in contract for property loss or damage, tort, product liability and strict liability. In no event shall this waiver of liability prevent or encumber enforcement of the Parties’ contractual rights and obligations to each other as specifically provided in this Contract.

14.2.3	Contractor and Customer shall each extend the waiver and release of claims of liability as provided in Sections 14.2.1 and 14.2.2 to its Related Third Parties (other than employees, directors and officers) by requiring them to waive and release all claims of liability they may have against the other Party, its Related Third Parties, the United States Government and its contractors and subcontractors at every tier, the Government of the Russian Federation and its contractors and subcontractors at every tier, and to agree to be responsible for any property loss or damage, personal injury or bodily injury, including death, sustained by them arising in any manner in connection with the performance of or activities carried out pursuant to this Contract, or other related activities in or around the Launch Site or Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellites.

14.2.4	The waiver and release by each Party and its Related Third Parties of claims of liability against the other Party and the Related Third Parties of the other Party extends to the successors and assigns, whether by subrogation or otherwise, of the Party and its Related Third Parties. Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its Related Third Parties from any insurer providing coverage for the risks of loss for which the Party hereby waives claims of liability against the other Party and its Related Third Parties.

14.2.5	In the event of any inconsistency between the provisions of this Section 14.2 and any other provisions of this Contract, the provisions of this Section 14.2 shall take precedence.

14.3	Indemnification - Property Loss and Damage and Bodily Injury.

14.3.1	To the extent that claims of liability by Related Third Parties are not covered by an insurance policy of either Contractor or Customer, Contractor and Customer each agree to defend, hold harmless and indemnify the other Party and its Related Third Parties, for any liabilities, costs and expenses (including attorneys’ fees, costs and expenses), arising as a result of claims brought by Related Third Parties of the indemnifying Party, for property loss or damage, personal injury or bodily injury, including death, sustained by such Related Third Parties, arising in any manner in connection with the activities carried out pursuant to this Contract, other activities in and around the Launch Site or the Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellites. Such indemnification applies to any claim for direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss, including but not limited to costs of effecting cover, lost profits or lost revenues, resulting from any loss of or damage to the Satellites before, during, or after Launch or from the failure of the Satellites to reach their planned orbit or operate properly.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.3.1	To the extent that claims of liability by Third Parties are not covered by the third party liability insurance referred to in Section 15.1 (Third Party Liability Insurance) or an insurance policy of either Contractor or Customer, Contractor will defend, hold harmless and indemnify Customer and its Related Third Parties from: (i) any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, and (ii) any and all claims of Third Parties for direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss including, but not limited to costs of effecting cover, lost profits or lost revenues (other than claims of Third Parties for which Customer has an obligation to defend, hold harmless and indemnify the Contractor and its Related Third Parties under Section 14.3.3. below) in each case arising in any manner from the processing, operation, testing or performance of the Launch Vehicle.

14.3.2	To the extent that claims of liability by Third Parties are not covered by the third party liability insurance referred to in Section 15.1 (Third Party Liability Insurance) or an insurance policy of either Contractor or Customer, Customer will defend, hold harmless and indemnify Contractor and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the processing, testing, operation or performance of the Satellites or loss resulting from any loss of or damage to the Satellites before or after Launch or from the failure of the Satellites to reach their planned orbit or operate properly.

14.3.3	Notwithstanding Sections 14.3.2 and 14.3.3 above, Contractor shall not be obligated to defend, hold harmless or indemnify Customer for any claim brought by a Third Party against Customer resulting from any damage to or loss of the Satellites, whether sustained before or after Launch and whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to any other causes. Customer shall defend, hold harmless and indemnify Contractor for any claims brought by Third Parties against Contractor for damage to or loss of the Satellites, whether sustained before or after Launch or whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to other causes.

14.3.4	The indemnification for property loss or damage, personal injury or bodily injury provided by this Section 14.3 shall be available regardless of whether such loss, damage or injury arises from the acts or omissions of the Party entitled to indemnification, or its Related Third Parties, as the case may be, unless if due to Gross Negligence or Willful Misconduct.

14.3.5	The right of either Party or Related Third Parties to indemnification under this Article is not subject to subrogation or assignment and either Party’s obligation set forth herein to indemnify the other Party or Related Third Parties extends only to that Party or those Related Third Parties and not to others who may claim through them by subrogation, assignment or otherwise.

14.4	Indemnification - Intellectual Property Infringement.

14.4.1

Indemnification. Contractor shall indemnify, defend and hold harmless Customer, its Related Third Parties, subsidiaries and Affiliates, its subcontractors (if any), their respective officers, employees, agents, servants and assignees, from and against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of or resulting from any claim, suit or other action or threat by a third party arising out of an allegation that: (i) Contractor’s performance under this Contract hereunder; (ii) the design, manufacture or operation of

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Launch Vehicle, Dispenser or Contractor’s provision of Launch Services; or (iii) Customer’s Exploitation of the Background Contractor Intellectual Property or the Foreground Intellectual Property, infringes any third party’s Intellectual Property Rights (“Intellectual Property Claim”).

14.4.2	Infringing Equipment. If Contractor’s performance under this Contract, the design, manufacture or operation of the Launch Vehicle, Dispenser or Contractor’s provision of Launch Services, or any part thereof is enjoined or otherwise prohibited as a result of an Intellectual Property Claim, Contractor shall, at its option and expense, (i) resolve the matter so that the injunction or prohibition no longer pertains, (ii) procure for Customer the right to use the infringing item, and/or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the requirements of this Contract. Customer shall, at Contractor’s expense, reasonably cooperate with Contractor to mitigate or remove any infringement. If Contractor is unable to accomplish (i), (ii) or (iii) as stated above, Customer shall have the right to terminate any or all of the Launch Services yet to be performed under this Contract and receive a refund of all payments made by Customer relating to such terminated Launch Services, as well as all excess re-procurement costs directly associated with replacing any Launch Service with a substantially similar launch service, procured on substantially similar terms and conditions on commercially competitive terms and conditions, including price).

14.4.3	Combinations and Modifications. Contractor shall have no liability under Section 14.4.1 or Section 14.4.2 for any Intellectual Property Claim to the extent arising from (i) use of any Deliverable Item in combination with other items not provided, contemplated, recommended, or approved by Contractor, (ii) modifications of any Deliverable Item after Delivery by a person or entity other than Contractor unless authorized by written directive or instructions furnished by Contractor to Customer under this Contract or (iii) the compliance of any Deliverable Item with specific designs, specifications or instructions of Customer.

14.4.4	Customer shall defend, hold harmless and indemnify Contractor and its Related Third Parties and Affiliates, its subcontractors (if any), their respective officers, employees, agents, servants and assignees for any and all Intellectual Property Claims resulting from the infringement, or claims of infringement, of the Intellectual Property Rights of a Third Party, that may arise from the design, manufacture, or operation of Customer’s Satellites or an Intellectual Property Claim alleging that the Contractor aided or enabled infringement in the design, manufacture, or operation of Customer’s Satellites by the furnishing of Launch Services.

14.5	Rights and Obligations. The rights and obligations specified in Sections 14.3 and 14.4 shall be subject to the following conditions:

14.5.1	The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit, or of any written or oral claim alleging an infringement of any Related Third Party’s or any Third Party’s rights, upon receipt thereof, and shall provide the Party required to indemnify, at such Party’s request and expense, with copies of all relevant documentation.

14.5.2	The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed.

14.5.3	The Party required to indemnify, defend and hold the other harmless shall assist in and shall have the right to assume, when not contrary to the governing rules of procedure, the

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

defense of any claim or suit or settlement thereof, and shall pay all reasonable litigation and administrative costs and expenses, including attorney’s fees, incurred in connection with the defense of any such suit, shall satisfy any judgments rendered by a court of competent jurisdiction in such suits, and shall make all settlement payments.

14.5.4	The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the Party required to indemnify, provided that there is no conflict of interest and that such participation does not otherwise adversely affect the conduct of the proceedings.

14.6	Authority to Destroy Launch Vehicle. The range safety officer or equivalent is hereby authorized to destroy, without liability or indemnity to Customer or Customer’s Related Third Parties, the Launch Vehicle and the Satellites in the event that such action is determined in such range safety officer’s or equivalent’s sole discretion to be necessary to avoid damage to persons or property. Any operation of the Launch Vehicle automatic destruct system that causes the destruction of the Launch Vehicle or Satellites shall also be without liability to Customer or Customer’s Related Third Parties.

14.7	Limitation of Liability. EXCEPT FOR GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OR EXCEPT AS AWARDED AS PART OF AN AWARD FOR WHICH A PARTY PROVIDES INDEMNIFICATION, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER OR IN CONNECTION WITH THIS CONTRACT UNDER ANY LEGAL OR EQUITABLE THEORY FOR DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, OR INDEMNITIES, EXCEPT AS EXPRESSLY PROVIDED IN THIS CONTRACT. THIS LIMITATION OF LIABILITY DOES NOT APPLY TO CLAIMS BASED ON FRAUD, WILLFUL MISREPRESENTATION OR WILLFUL MISCONDUCT. CONSISTENT WITH THIS LIMITATION OF LIABILITY, EACH PARTY SHALL USE REASONABLE EFFORTS TO ENSURE THAT ITS INSURER(S) WAIVE ALL RIGHTS OF SUBROGATION AGAINST THE OTHER PARTY.

ARTICLE 15

INSURANCE

15.1	Third Party Liability Insurance. Contractor shall procure and maintain in effect insurance for third party liability to provide for the payment of claims resulting from property loss or damage or bodily injury, including death, sustained by Third Parties caused by an occurrence resulting from insured Launch Activities. The insurance shall have limits of One Hundred Thirty Million United States Dollars (US$130,000,000) per occurrence and in the aggregate and shall be subject to standard industry exclusions and/or limitations, including, but not limited to, exclusions and/or limitations with regard to terrorism. Coverage for damage, loss or injury sustained by Third Parties arising in any manner in connection with insured Launch Activities shall attach upon arrival of the Satellites at the Launch Site or the Satellite processing facility (wherever located), whichever occurs first, and will terminate upon the earlier to occur of the return of all parts of the Launch Vehicle to earth or [***] months following the date of Launch, unless the Satellites are removed from the Satellite processing facility other than for the purpose of transportation to the Launch Site or are removed from the Launch Site other than by Launch, in which case, coverage shall extend only until such removal. Such insurance shall not cover loss of or damage to the Satellites even if such claim is brought by any Third Party or Related Third Parties. The cost of such insurance is included within the Launch Price.

15.2	Property Insurance. Contractor shall provide such insurance as may be required by applicable law or governmental authority within the Russian Federation having jurisdiction over the Launch Site. The cost of such insurance is included in the Launch Price.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.3	Miscellaneous Requirements. The third party liability insurance required to be obtained by Contractor pursuant to Section 15.1 shall name as named insured Contractor and as additional insured Customer and the respective Related Third Parties of the Parties identified by each Party, and such other persons as Contractor may determine. Such insurance shall provide that the insurers shall waive all rights of subrogation that may arise by contract or at law against the named insured or any additional insured. The insurance described in this Article 15 shall be obtained from an insurance carrier and/or underwriter recognized by the commercial space industry.

15.4	Launch and In-Orbit Insurance. Contractor shall provide customary support to assist Customer in obtaining Launch and In-Orbit Insurance, including: (i) supporting Customer with all necessary presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by Customer; (ii) providing on a timely basis all reasonable and appropriate technical information, data and documentation; and (iii) providing documentation and answers to insurer and underwriter inquiries. In addition, Contractor shall provide any other certifications, confirmations or other information with respect to the Launch Vehicle as reasonably required by Customer’s Launch and In-Orbit Insurance insurers and underwriters and shall take any other action reasonably requested by Customer or any such insurers or underwriters that is necessary or advisable in order for Customer to obtain and maintain Launch and In-Orbit Insurance on reasonable and customary terms. For the avoidance of doubt, Contractor shall not bind any first party launch and in-orbit risk insurance for any of the Launch Services to be provided for under this Contract without the prior written approval of the Customer, which shall not be unreasonably withheld.

15.5	Cooperation with Regard to Insurance. Each Party agrees to cooperate with the other Party in obtaining relevant reports and other information in connection with the presentation by either Party of any claim under insurance required by this Article 15. A Party seeking indemnification under this Article 15 shall: (i) promptly advise the indemnitor of any damage or injury incurred, or the filing of any suit or any written or oral claim against it; (ii) provide the indemnitor with copies of all relevant documentation; and (iii) cooperate with the indemnitor and its insurers in every reasonable manner in making or defending against such claim. A Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the indemnitor.

15.6	Assistance with Claims for Insurance Recovery. Contractor shall cooperate with and provide reasonable support to Customer in making and perfecting claims for insurance recovery and as to any legal proceeding associated with any claim for insurance recovery. Such support shall include: (i) providing on-site inspections as required by Customer’s insurers and underwriters; (ii) participating in review sessions with a competent representative selected by the insurers and underwriters to discuss any continuing issue relating to such occurrence, including information conveyed to either Party; (iii) using commercially reasonable efforts to secure access for the insurers and underwriters to all information used in or resulting from any investigation or review of the cause or effects of such occurrence; (iv) making available for inspection and copying all information reasonably available to Contractor that is necessary to establish the basis of a claim; and (v) supporting Customer in establishing the basis of any Total Loss, Constructive Total Loss or Partial Loss. The cooperation and support provided for in this Section 15.6 is included within the Launch Price.

15.7	Evidence of Insurance. For any of the insurance policies or waivers required under this Contract, each Party shall provide the other Party with a certificate evidencing such insurance or waiver within thirty (30) Days of a written request by the other Party and require its insurer(s) to provide the other Party written notice no later than thirty (30) Days before cancellation or a material change in policy coverage or waiver.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 16

FORCE MAJEURE

16.1	Neither Party shall be liable for any delay in the performance of its obligations under this Contract, or a delay or failure of performance of its first-tier contractor(s), if such delay or failure to perform is due to a Force Majeure event and provided that the affected Party seeking to invoke this Article 16 notifies the other Party in writing within five (5) Business Days after the occurrence of a Force Majeure event (or the date the affected Party reasonably became or should have become aware of the Force Majeure event), including a detailed description of the causes thereof and such Parties’ reasonable efforts to avoid the Force Majeure event or mitigate the impact thereof, such as establishment of work-around plans, alternate sources, extended operations or other means, including use of alternate viable subcontractors.

16.2	If a Force Majeure event impacts a Launch Slot for any Launch Service to be performed under this Contract the affected Party seeking to invoke this Article 16 shall notify the other Party immediately, and, as soon as possible thereafter, provide the information detailed in Section 16.1.

16.3	With respect to any Force Majeure event lasting up to [***] months (as applied to independent Force Majeure events in the aggregate or a specific Force Majeure event that temporarily ceases and subsequently re-occurs due to the original circumstances causing such Force Majeure event), the period of performance under this Contract with respect to the affected Launch Service(s) shall be extended without penalty by the duration of the Force Majeure event and Customer’s obligation to make payments hereunder with respect to Launch Services due during the period of a Force Majeure event shall be extended for a period equal to the duration of the Force Majeure event without penalty.

16.4	With respect to any Force Majeure event lasting more than [***] months (as applied to independent Force Majeure events in the aggregate or a specific Force Majeure event that temporarily ceases and subsequently re-occurs due to the original circumstances causing such Force Majeure event), Customer, upon written notice to Contractor, may terminate any affected Launch Service(s) not yet performed under this Contract in accordance with the provisions of Section 17.1 (without application of Section 17.5).

16.5	The Parties agree and acknowledge that if Contractor timely obtains the “drop zone authorization” provided for in Table C.1 (Non-Recurring Launch Service Milestones) in Exhibit C (Milestone Payment Schedule), [***].

ARTICLE 17

TERMINATION

17.1	Termination by Customer for Convenience.

17.1.1	If Customer does not convert any Optional Launch to a Firm Launch by [***], Customer shall pay to Contractor (or Contractor may retain, as the case may be) the sum of: (i) [***]; (ii) [***]; (iii) [***]; (iv) [***]; (v) [***]; and (vi) [***]. In the event that the aggregate Milestone Payments received by Contractor under this Contract as of [***] exceed the sum of items (i) – (vi) provided for in this Section 17.1.1, Contractor shall, within thirty (30) Days, refund to Customer any such excess payments.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.1.2	Once Customer converts [***] Optional Launch(es) to Firm Launch(es), Customer may terminate this Contract, or any Firm Launch Service(s) under this Contract, for any reason. In the event that Customer exercises its right of termination pursuant to this Section 17.1, Contractor will be entitled to retain the amount specified in Table 17-1 below as of the date of such termination(s) of an applicable Launch Service. If Customer elects to terminate the entire Contract pursuant to this Section 17.1, the amount set forth in Table 17-1 that Contractor is entitled to retain shall be equal to the cumulative amount associated with the termination of each Launch Service and the applicable Non-Recurring Price under this Contract. Within thirty (30) Days of the date of the termination, Contractor will refund the balance, if any, of payments received by Contractor for the terminated Launch Service(s) which are in excess of the applicable amount reflected in the table below. In the event that payments received by Contractor as of the date of Customer termination hereunder are less than the amount reflected in Table 17-1 below, Customer shall, within thirty (30) Days, remit to Contractor any balance owed.

The applicable amount set forth in Table 17-1 for a termination is the fee charged to excuse Customer’s performance. Customer and Contractor agree that the applicable amount set forth below does not constitute a penalty or estimate of future damages, but is a reasonable fee for Contractor excusing Customer performance at various points in time (“Termination Fee”).

TABLE 17-1
DATE OF TERMINATION BY CUSTOMER	TERMINATION FEE AS A PERCENTAGE OF THE APPLICABLE LAUNCH SERVICE(S) PRICE (RECURRING)	TERMINATION FEE AS A PERCENTAGE OF THE APPLICABLE LAUNCH SERVICE(S) PRICE (NON- RECURRING)

Confirmation of Firm Launch Service to [***] months	[***] at confirmation of Firm Launch Service linearly increasing to [***] at [***] months	Termination at any time will result in a Fee Equal to Amounts Paid with respect to Non-Recurring Launch Service Milestones. Customer will not receive any refund.
[***] months to [***] months	[***] at [***] months linearly increasing to [***] at [***] months
[***] months to [***] months	[***] at [***] months linearly increasing to [***] at [***] months
[***] months to Launch Date	[***] at [***] months linearly increasing to [***] at Launch Date

Where “[***]” is the Launch Date for the applicable Launch Service(s) as of the date of Customer’s termination notice.

17.2	Termination by Customer for Contractor Default. Customer may terminate any or all of the Launch Service(s) not yet performed under this Contract as a result of a Contractor default set forth in Table 17-2 below. If Customer terminates any Launch Service(s), Contractor shall within thirty (30) Days refund Customer all Milestone Payments associated with such terminated Launch Service(s). [***].

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE 17-2
CONTRACTOR DEFAULT	APPLICABLE CONTRACT PROVISION(S)
Material Breach (Generally): Failure to perform any material obligation under this Contract	1 – 23 (entire Contract and SOW)

Excessive Launch Postponements: Postponement of a Launch Service, including any notice of postponement of a Launch Service, of more than twelve (12) months in the aggregate	6 (Launch Schedule Adjustments) 11 (Launch Vehicle Technical Compliance)

Launch Vehicle Qualification Failure: Failure to achieve or maintain Launch Vehicle qualification requirements, including associated Customer remedies	11 (Launch Vehicle Technical Compliance)

Governmental License, Permit, Approval or Authorization:

•        Failure to timely obtain the “drop zone authorization” provided for in Table C.1 of Exhibit C (Milestone Payment Schedule)

•        Failure to obtain or maintain all other applicable governmental licenses, permits, approvals or authorizations necessary for Contractor’s performance under this Contract

12 (Governmental Approvals, Licenses, Clearances, Permits and Compliance with Requirements)

Contractor Performance Risk:

•        A change in Control or ownership of the Contractor that, in the sole and reasonable judgment of the Customer, results in the Contractor maintaining insufficient financial, managerial and/or technical resources to perform its obligations under this Contract

7 (Representations & Warranties) 9 (Additional Contractor and Customer Obligations Prior to Launch)

17.3	Residual Materials. Customer, or its designated Related Third Party, may take possession of Dispenser(s) resulting from termination pursuant to Section 17.2 and all related work-in progress, documentation, materials, parts, tools, dies, jigs and fixtures specifically produced or acquired for purposes of this Contract.

17.4	Termination by Contractor for Customer Payment Failure. In the event of Customer’s failure to make a payment to Contractor when due, except as provided for under Section 4.6 and which has not been cured as provided for under Section 17.5 below, Contractor may terminate this Contract or any Launch Service(s) not yet provided under this Contract and will be entitled to retain, as liquidated damages and not as a penalty, [***].

17.5	Right to Cure. Any termination under this Article 17 must be preceded by a [***] Day written notification that specifies the default or breach and, if relevant, the right to terminate immediately in the event that the specified default or breach is not or cannot reasonably be cured within [***] Days of such written notice to cure.

17.6

Nature of Termination Fees. Both Customer and Contractor agree that the amounts set forth in this Article 17 represent: (i) liquidated damages, and not a penalty; (ii) that actual damages are not adequately ascertainable and that the sums noted represent a reasonable estimate of the

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

damages that would be owed in the event of a material breach or termination for cause; (iii) account for the circumstances existing at the time of this Contract; and (iv) a knowing and considered allocation of risks and fair compensation therefor which may arise in the event of a material breach or termination for cause. Contractor hereby expressly waives, to the extent permitted by applicable law, any defense as to the reasonableness, amount or validity of any Customer remedy provided for this in Contract, including pursuant to this Article 17, on the grounds that such liquidated damages are void as penalties.

ARTICLE 18

DISPUTE RESOLUTION

18.1	Dispute Resolution. Any dispute arising under or relating to this Contract or the breach thereof, including any dispute concerning the validity, scope or enforceability of this provision, that is not promptly resolved directly by the Parties shall be resolved through negotiation or arbitration as set forth in this Article 18.

18.2	Negotiation. Any dispute arising hereunder that is not promptly resolved by the individuals identified in Article 8 (Coordination and Communication between Customer and Contractor) shall be referred to the senior management of Contractor and Customer designated by the Parties. If such senior management cannot satisfactorily resolve the dispute in a timely fashion, as determined by either Party, the dispute will be resolved through the arbitration proceedings provided for in this Article 18.

18.3	Arbitration. All disputes, claims or controversies arising under or in connection with the Contract and its interpretation or performance, including the validity, scope and enforceability of this provision, and which are not otherwise settled by the negotiation procedures provided for in Section 18.2, shall be solely and finally settled by arbitration proceedings as follows:

18.3.1	The arbitration shall be held in Washington, D.C., U.S.A. and will be conducted in accordance with the American Arbitration Association (AAA) Commercial Arbitration Rules and the Supplementary Procedures for Large, Complex Disputes in effect on the date that such notice is given, except as otherwise specified herein, by a panel of arbitrators appointed in accordance with said rules.

18.3.2	The arbitration shall be conducted by a panel of three (3) arbitrators, one of whom shall be named by each Party. The third arbitrator who shall act as Chairman shall be appointed by the two arbitrators named by each Party. In the event the arbitrators named by each Party fail to appoint a third arbitrator within [***] days of written notice by any of the Parties to appoint the arbitrator, the Parties agree to allow the AAA to select the third arbitrator.

18.3.3	The arbitrators shall decide each issue presented to them in writing and by a majority vote. Their decisions shall be final and conclusive. The arbitrators shall have no authority to award punitive damages or any other damages except as authorized under the express terms and conditions of this Agreement. In no event shall any award to Customer exceed Contractor’s limitation of liability as set forth in Section 14.7. In no event shall any award to Contractor exceed Customer’s limitation of liability as set forth in Section 14.7.

18.3.4

All information relating to or disclosed by any Party in connection with the arbitration of any dispute relating to this Contract shall be treated by the Parties, the representative of the Parties, and the arbitration panel as Proprietary Information and no disclosure of such

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

information shall be made by either Party or the arbitration panel without the prior written authorization of the Party furnishing such information in connection with the arbitration proceedings.

18.3.5	The parties shall evenly divide the costs of the arbitrators. Each Party shall bear the burden of its own costs and counsel fees and expenses incurred in connection with arbitration proceedings under this Contract.

18.3.6	In the event either Party fails to comply with the decision of the Arbitrators, judgment upon the award returned by the arbitrators may be entered in any court having jurisdiction over the Parties or their assets or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.

18.4	Injunctive Relief. Notwithstanding the terms of Sections 18.2 and 18.3 herein, either Party may seek preliminary or temporary injunctive relief, including specific performance, or relief in and of arbitration at any time from a court of competent jurisdiction where immediate irreparable harm to that Party is threatened by the other Party’s acts or omissions; provided, however, that requests for permanent injunctive relief shall be arbitrated pursuant to Section 18.3.

18.5	Language. Negotiations, arbitration or court proceedings in connection with this Contract shall be conducted in the English language, provided that at the request and expense of the requesting Party, documents and testimony shall be translated into any language specified by the requesting Party.

ARTICLE 19

CONFIDENTIALITY

19.1	Contract Provisions. Neither Contractor nor its Affiliates, subcontractors, employees, agents or consultants, shall release items of publicity of any kind, including without limitation news releases, articles, brochures, advertisements, prepared speeches, company reports or other information concerning this Contract or Proprietary Information of the Customer, including the confirmation or denial of its negotiation, issuance, award or performance, without the prior express consent of the Customer.

19.1.1	Exceptions. The obligations set forth in Section 19.1 shall not apply to (i) information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Contract; and (ii) disclosure required by applicable law or regulation, including without limitation, disclosure required by the Securities and Exchange Commission or any securities exchange on which the securities of a Party or its Affiliate is then trading.

19.2

Definition of Proprietary Information. “Proprietary Information” means all confidential and proprietary information in whatever form transmitted, that is disclosed or made available directly or indirectly by such Party (hereinafter referred to as the “Disclosing Party”) to the other Party hereto (hereinafter referred to as the “Receiving Party”) and: (i) is identified as proprietary by means of a written legend thereon, disclosed orally as proprietary or is identified as proprietary at the time of initial disclosure and then summarized in a written document; or (ii) is information which the Receiving Party should understand from the nature of the information is confidential to the Disclosing Party. Notes and memoranda prepared by the Receiving Party (but not the Receiving Party’s attorneys) that include the Disclosing Party’s Proprietary Information shall be considered the Disclosing Party’s Proprietary Information for all purposes of this Article. Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the Receiving Party at the time of its disclosure, as evidenced by written records of the Receiving Party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

publicly known through no wrongful act of the Receiving Party; (iii) is independently developed by the Receiving Party as evidenced by written records of the Receiving Party; or (iv) is rightfully obtained by the Receiving Party from any Third Party without restriction and without breach of any confidentiality obligation by such Third Party.

19.3	Terms for Handling and Use of Proprietary Information. Subject to Section 19.2, for a period of [***] years after receipt of any Proprietary Information, the Receiving Party shall not disclose Proprietary Information that it obtains from the Disclosing Party to any person or entity except its employees, Affiliates (who are not direct competitors of the Disclosing Party), attorneys, agents, financing entities, potential and actual joint venture partners, insurance brokers or underwriters and consultants (who, in all cases, are not direct competitors of the Disclosing Party) who have a need to know, who have been informed of and have agreed in writing (or are otherwise subject to confidentiality obligations consistent with the obligations set forth herein) to abide by the Receiving Party’s obligations under this Article 19, and who are authorized pursuant to applicable U.S. export control laws and licenses or other approvals to receive such information. The Receiving Party shall use not less than the same degree of care to avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the Disclosing Party otherwise authorizes in writing.

19.4	Legally Required Disclosures. Notwithstanding the foregoing, in the event that the Receiving Party becomes legally compelled to disclose Proprietary Information of the Disclosing Party (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), the Receiving Party shall, to the extent practicable under the circumstances, provide the Disclosing Party with written notice thereof so that the Disclosing Party may seek a protective order or other appropriate remedy, or to allow the Disclosing Party to redact such portions of the Proprietary Information as the Disclosing Party deems appropriate. In any such event, the Receiving Party will disclose only such information as is legally required, and will cooperate with the Disclosing Party (at the Disclosing Party’s expense) to obtain proprietary treatment for any Proprietary Information being disclosed.

19.5	Return of Confidential Information. Upon the request of the Party having proprietary rights to Proprietary Information, the other Party in possession of such Proprietary Information shall promptly return such Proprietary Information (and any copies, extracts, and summaries thereof) to the requesting Party, or, with the requesting Party’s written consent, shall promptly destroy such materials (and any copies, extracts, and summaries thereof), except for one (1) copy which may be retained for legal archive purposes, and shall further provide the requesting Party with written confirmation of same; provided, however, where both Parties have proprietary rights in the same Proprietary Information, a Party shall not be required to return such information to the other Party. Nothing in this Section 19.5 shall require a Party to return or destroy computer files or records containing Proprietary Information but only if and to the extent such files or records were created in the ordinary course of business pursuant to such Party’s automatic archiving and back-up procedures for computerized or word-processed records. The rights and obligations of the Parties under this Article shall survive any return or destruction of Proprietary Information.

19.6	No License. Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the Receiving Party whether by implication, estoppel, or otherwise, any license or any right to use any Proprietary Information received from the Disclosing Party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the Disclosing Party.

19.7	Injunctive Relief. The Parties agree that, in addition to any other rights and remedies that exist under this Contract, in the event of a breach or threatened breach of this Article, the Disclosing

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Party shall be entitled to seek an injunction prohibiting any such breach. The Parties acknowledge that Proprietary Information is valuable and unique and that disclosure in breach of this Article may result in irreparable injury to the Disclosing Party.

ARTICLE 20

INTELLECTUAL PROPERTY

20.1	Background Customer Intellectual Property Ownership and License.

20.1.1	Customer or its licensors shall retain all right, title and interest in and to the Background Customer Intellectual Property. Customer shall be solely responsible for all activities relating to the Background Customer Intellectual Property, including registration, prosecution, maintenance, enforcement and defense of the Background Customer Intellectual Property, including all costs associated therewith.

20.1.2	Customer hereby grants to Contractor a limited, fully paid-up, royalty-free, non-exclusive, irrevocable (except as set forth herein), world-wide and non-transferable (except as part of a sale of the business or by operation of law) license (with right to sublicense to Subcontractors) to Exploit all Background Customer Intellectual Property solely to perform Contractor’s obligations under this Contract.

20.2	Background Contractor Intellectual Property Ownership and License.

20.2.1	Contractor or its licensors shall retain all right, title and interest in and to the Background Contractor Intellectual Property. Contractor shall be solely responsible for all activities relating to the Background Contractor Intellectual Property, including registration, maintenance, enforcement and defense of the Background Contractor Intellectual Property, including all costs associated therewith.

20.2.2	Subject to the right of first refusal set forth in Article 20.3.4(B), Contractor hereby grants to Customer a fully-paid up, royalty-free, non-exclusive, perpetual, irrevocable, worldwide right and license (with the right to grant sublicenses under the Background Contractor Intellectual Property) to Exploit all Background Contractor Intellectual Property in order to exercise Customer’s rights with respect to the Foreground Intellectual Property.

20.3	Foreground Intellectual Property.

20.3.1	Customer shall have and retain complete ownership and control over the use of all Foreground Intellectual Property relating in any way to the Satellites, including their interfaces with the Launch Vehicle, or the NEXT system.

20.3.2	Contractor shall have and retain complete ownership and control over the use of all Foreground Intellectual Property relating exclusively to the Launch Vehicle.

20.3.3	Notwithstanding Section 20.3.1 and 20.3.2 above, Customer and Contractor shall jointly own the entire right, title and interest in all Foreground Intellectual Property developed in performance of this Contract for the Dispenser (“Dispenser Foreground Intellectual Property”), where patentable or unpatentable, and may use Dispenser Foreground Intellectual Property for any purpose except as limited by the mutual agreement of the Parties as set forth in Section 20.3.4.

20.3.4	Limitations of Usage.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)	Contractor Restrictions: Contractor shall not use Dispenser Foreground Intellectual Property for any mobile satellite service provider that is a competitor of Customer.

(B)	Customer Restrictions: Customer may use Dispenser Foreground Intellectual Property for NEXT and successor systems thereof but not any Third Party satellite systems (such rights, “Dispenser Rights”), subject to first providing Contractor a good faith opportunity to provide follow-on dispensers. In connection with procurement of any follow-on dispensers, Customer shall issue to Contractor a request for proposal and Contractor shall respond to Customer’s request within thirty (30) days. Thereafter, if Contractor:

(i)	does not timely respond to Customer’s request for proposal, or informs Customer it shall not respond, then Customer is entitled to procure follow-on dispensers from any Third Party and using the Dispenser Rights; or

(ii)	timely responds to Customer’s request for proposal, the Parties shall thereafter enter into good faith negotiations for a period not to exceed thirty (30) Days. At the conclusion of the thirty (30) Day negotiation period, if in Customer’s reasonable judgment, the Contractor’s proposal is not competitive in terms of pricing, quality or delivery time, then Customer is entitled to procure follow-on dispensers from any Third Party and using the Dispenser Rights.

20.4	Derivative Works. If either Party or its permitted sublicensees create any derivative works of the other Party’s Intellectual Property, such Party shall assign or cause its sublicensee(s) to assign all right, title, and interest in and to such derivative works to the other Party. Notwithstanding the foregoing, each Party will retain licenses to such derivative works pursuant to Sections 20.2.1 and 20.2.2.

20.5	Reservation of Rights. The licenses and rights granted in this Contract by each of the Parties hereto shall not be construed to confer any other rights to any party by implication, estoppel or otherwise as to any Intellectual Property, and the Intellectual Property Rights therein, other than the licenses and rights granted in Sections 20.3 and 20.4. All rights not specifically granted herein are reserved by the applicable Party.

20.6	Software. To the extent that any Contractor Intellectual Property consists of Software and is delivered to Customer, then, in addition to any other format in which such Software is delivered, such Software shall also be Delivered in source code format.

20.7	Protection of Intellectual Property. Each Party shall protect all Intellectual Property of the other Party to which it has a right to access such Intellectual Property pursuant to this Contract, or that is or may be otherwise disclosed by such other Party, from disclosure to Third Parties in the same manner in which such Party protects its own Intellectual Property, in accordance with and subject to Article 19.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 21

RIGHT OF OWNERSHIP AND CUSTODY

21.1	Contractor Property. Customer understands and agrees that at no time does Customer obtain title to or any ownership of or any other legal or equitable right or interest in or to any part of any Launch Vehicle, or in any other property of Contractor, whether real or personal, tangible or intangible, including without limitation hardware used or furnished by Contractor in providing Launch Services under this Contract. Such property of Contractor shall be considered between the Parties to be the property of Contractor.

21.2	Customer Property. Contractor understands and agrees that at no time does Contractor obtain title to or any ownership of or any other legal or equitable right or interest in or to the Satellites or any part thereof including without limitation hardware used or furnished in performing the obligations of Customer hereunder. Such property of Customer shall be considered between the Parties to be the property of Customer.

ARTICLE 22

OPTIONS

22.1	Option for Transportation and Customs Clearance Services. Customer may, at its option to be exercised by written notice to Contractor, direct Contractor to provide transportation and customs clearance services for the Satellites, related Ground Support Equipment (GSE) and Satellite propellant to be imported into the Russian Federation or the Republic of Kazakhstan, as applicable, and subsequent customs clearance and return transportation of GSE and remaining Satellite propellant to a country designated by Customer (“Transport Option”).

22.1.1	Transport Option Exercise. Customer shall, no later than [***] months prior to the Launch Date, provide a written notice to Contractor of its intent to exercise the Transport Option. Such notice shall contain a complete list of the items to be imported in the same format that they will be included into a customary commercial/shipping invoice or declaration and any additional information and documentation for the imported or exported items, including any special requirements for transportation and ITAR restrictions.

22.1.2	The Transport Option shall include the following services to be furnished (arranged and paid for) by Contractor:

(A)	Transportation of Satellites and related GSE from a Customer-designated location to the nearest Launch Site airport (Orsk or Baikonur);

(B)	Loading/offloading;

(C)	Customs clearance upon entry into the Russian Federation or the Republic of Kazakhstan, as applicable;

(D)	Customs clearance upon exit from the Russian Federation or the Republic of Kazakhstan, as applicable;

(E)	Satellite propellant shipment to or within the Russian Federation or the Republic of Kazakhstan, including the fueling location, as applicable;

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(F)	Return shipment of remaining Satellite propellant and GSE from the Russian Federation or the Republic of Kazakhstan, as applicable, to a Customer-designated country; and

(G)	Transportation insurance.

Customs clearance upon cargo exit from/entry into the Customer’s country shall be the responsibility of the Customer. All customs duties and fees imposed upon cargo exit from/entry into the Customer’s country shall be the responsibility of the Customer.

22.1.3	Within [***] Days of Customer’s notice (or such longer period requested by Contractor and reasonably granted by Customer), Contractor shall provide, for Customer’s approval, a written proposal that shall include the route and means of transportation, location of customs clearance and firm fixed price of the Transport Option. Customer shall evaluate Contractor’s proposal and, if necessary, negotiate the terms thereof with Contractor.

22.1.4	Customer shall review Contractor’s proposal and communicate its decision to Contractor in writing within [***] Days of receipt of Contractor’s proposal. If Contractor’s proposal is approved by Customer, Contractor shall immediately proceed to perform the Transport Option work and Customer shall pay the Transport Option price in full prior to the arrival of the Satellites, the GSE or propellant to the Russian Federation or the Republic of Kazakhstan, as applicable. The Parties shall execute any necessary amendment to this Contract in accordance with Section 23.1 (Amendment) within [***] Days after Contractor’s proposal receipt by Customer.

22.1.5	Any changes in cargo specifications, composition or shipment requirements after the Transport Option price is approved shall become payable by Customer only in the event such changes result in additional costs to be incurred by Contractor.

ARTICLE 23

MISCELLANEOUS

23.1	Amendment. Any amendment, modification or change to this Contract, including but not limited to launch requirements, changes in quantity or schedule adjustments, may only be made in writing by authorized representatives of Customer and Contractor.

23.2	Governing Law. This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without reference to its conflicts of laws rules. The provisions of the United Nations Convention for the International Sale of Goods shall not be applicable to this Contract.

23.3	Waiver of Breach. The failure of either Party, at any time, to require performance of the other Party of any provision of this Contract shall not waive the requirement for such performance at any time thereafter.

23.4	Assignment General. This Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party, not to be unreasonably withheld or delayed.

23.4.1	By Customer. Notwithstanding the foregoing, Customer may assign or transfer this Contract or all its rights, duties, or obligations hereunder without Contractor’s approval:

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) to an Affiliate, provided that such Affiliate has sufficient financial resources to fulfill Customer’s obligations under this Contract and subject to any export control regulations applicable to the work performed under this Contract; (ii) to any entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Customer relating to the subject matter of this Contract succeeds to the interests of Customer or in connection with obtaining financing for the payment of Contractor’s invoices and any and all other fees, charges or expenses payable under this Contract under any financing agreement; provided in either case the assignee, transferee, or successor to Customer has expressly assumed all the obligations of Customer and all terms and conditions applicable to Customer under this Contract; or (iii) to any designee or customer of Customer or any Affiliate thereof provided that Customer remains primarily liable to Contractor for any payment obligation hereunder.

23.4.2	By Contractor. Notwithstanding the foregoing, Contractor may assign or transfer this Contract or all of its rights, duties, or obligations hereunder to: (i) any Affiliate of Contractor that has equivalent or greater financial resources as Contractor; or (ii) any person or entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Contractor succeeds to the interests of Contractor and has expressly assumed all the obligations of Contractor and all terms and conditions applicable to Contractor under this Contract.

23.4.3	Security Interests. Customer, upon prior written notice to Contractor, may grant security interests in its rights hereunder to lenders that provide financing for the performance by such Party of its obligations under this Contract or for the subject matter hereof. In the event that either Party is sold to or merged into another entity, its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this Contract. If requested by Customer, Contractor shall provide its written consent to such assignment on terms and conditions as may be requested by Customer’s lenders.

23.5	Lender Requirements. The Parties recognize that certain of Customer’s Milestone Payment obligations under this Contract may be financed through external sources. Notwithstanding anything to the contrary in this Contract, and except for the restrictions and conditions set forth in Article 19, Contractor shall provide to any of Customer’s lenders or financing entities any information that such lender or financing entity reasonably requires and shall reasonably cooperate with such lender or financing entity and Customer to implement such financing. Contractor agrees to negotiate in good faith and issue such documents as may be reasonably required by any Customer lender or financing entity to implement such financing, including a contingent assignment of this Contract to such lender or financing entity, under terms reasonably acceptable to Contractor, but in no event shall Contractor be obligated to agree to anything (including agreement to make modifications to this Contract, SOW or LIRD) that would impair, create a risk to, or otherwise prejudice its rights and benefits hereunder, increase its liabilities or obligations hereunder or create a security interest in any Launch Vehicle or its components (excluding the Dispenser) in favor of Customer’s lenders or financing entities.

23.6	Entire Agreement. This Contract constitutes the entire agreement and understanding between the Parties. No other promises or representations, either verbal or written, with the exception of duly executed subsequent written modifications to the Contract shall have any force or effect in regard to the contractual obligations of the Parties herein.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.7	Severability. The invalidity, unenforceability or illegality of any provision hereto shall not affect the validity or enforceability of the other provisions of this Contract, which provisions shall remain in full force and effect.

23.8	Survival. Notwithstanding any other provision to the contrary, and in addition to any other provision in this Contract stated to survive the termination or expiration of this Contract, the provisions contained in Article 1 (Definitions), Article 3 (Contract Price), Article 4 (Payment), Article 8 (Coordination and Communication Between Customer and Contractor), Article 12 (Governmental Approvals, Licenses, Clearances, Permits And Compliance with Requirements), Article 14 (Indemnity, Exclusion of Warranty, Waiver of Liability and Allocation of Certain Risks), Article 15 (Insurance), Article 18 (Dispute Resolution), Article 19 (Confidentiality), Article 20 (Intellectual Property, except 20.3, relating to the Customer license to Contractor), and Article 23 (Miscellaneous) shall survive the termination or expiration of this Contract.

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties hereto have executed this Contract as of the day and year first above written:

For Customer		For Contractor

IRIDIUM SATELLITE LLC		ISC KOSMOTRAS

Signature:	/s/ S. Scott Smith	Signature:	/s/ Vladimir A. Andreev

Name:	S. Scott Smith	Name:	Vladimir A. Andreev

Title:	EVP, Satellite Development & Operations	Title:	Director General

Date:	6/14/2011	Date:	14 06 11

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

STATEMENT OF WORK

[***]

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

LAUNCH SCHEDULE

Launch Mission	Start Date of Launch Slot	Launch Date
First Launch (L1)	[***]	[***]
Second Launch (L2)	[***]	[***]
Third Launch (L3)	[***]	[***]
Fourth Launch (L4)	[***]	[***]
Fifth Launch (L5)	[***]	[***]
Sixth Launch (L6)	[***]	[***]

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

MILESTONE PAYMENT SCHEDULE

Table C.1 identifies the non-recurring Milestone Payments for the Launch Mission and Satellite Dispenser Design and Development Payment Milestones.

Table C.1 – Non-Recurring Launch Service Milestones

Milestone	Milestone Due Date	Milestone Payment %	Milestone Payment (US$)

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

	Total	[***]	[***]

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

MILESTONE PAYMENT SCHEDULE (CONTINUED)

Table C.2 identifies the recurring Milestone Payments for each of the six (6) Optional Launches if converted to Firm Launches by Customer.

Table C.2 Launch Service Milestone Payments

No	Payment Date	Milestone	Milestone Payment (%)	Milestone Payments (US$)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Launch Service Price			[***]	[***]

[***].

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

ADDITIONAL LAUNCH PRICE

No	Payment Date	Milestone	Milestone Payment (%)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Launch Service Price			100%

[***].

Iridium Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.